UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip code)

Alan M. Meder	Lawrence R. Hamilton
DTF Tax-Free Income Inc.	Mayer Brown LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 263-2610

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

LETTER TO

SHAREHOLDERS

June 17, 2008

Dear Fellow Shareholders:

The Current Municipal Market Environment and Your Fund:

The past six months have been an extremely challenging period for the municipal bond market. Specifically, the market has experienced heightened concerns about the claims paying ability of municipal bond insurers that have resulted in some insurers losing their coveted AAA-ratings; significant disruptions in the auction-rate preferred securities market have resulted in widespread auction and remarketing failures; non-traditional buyers of municipal bonds such as hedge funds and broker-dealer accounts have dramatically reduced their demand for municipal bonds after several years of large scale buying; and the difference in relative performance between the higher and lower rated sectors of the municipal bond market has increased significantly.

Beginning in the summer of 2007, a wave of defaults by homeowners who used sub-prime mortgages to purchase their homes began to shock the financial markets. Securities backed by these sub-prime mortgages experienced significant declines in their valuations. As these valuations declined, the financial position of several AAA-rated leading municipal bond insurers began to deteriorate, since along with insuring the timely payment of interest and principal on hundreds of billions of dollars of municipal bonds, several of these insurers had also insured sub-prime mortgage-related and other asset-backed securities. Because of concerns about these insurers’ exposure to the sub-prime market, the major rating agencies began downgrading the financial strength ratings of these insurers, and investors began significantly discounting the value of the credit support provided by the bond insurance. Excluding bonds that are pre-refunded and backed by U.S. Treasury obligations, approximately 44% of the bonds held by DTF Tax-Free Income Inc. (the “Fund” or the “DTF Fund”) have financial guaranty insurance. This is comparable to the Lehman Municipal Bond Index, which had 44% exposure to insured bonds as of December 31, 2007. However, even excluding the effects of municipal bond insurance, all of the insured bonds in the Fund’s portfolio have underlying municipal issuers that are judged to be of investment grade quality, with most having ratings of A to AA. Additionally, the Fund is well diversified among these financial guaranty insurers with no insurer covering more than 13% of the Fund’s assets. We will continue to monitor this situation closely to ensure that the credit quality of the Fund’s investments remains sound.

As a result of widespread liquidity concerns affecting the credit markets, the short-term auction and remarketed preferred stock market have been ineffective at matching buyers with sellers. This unprecedented failure of the auction and remarketed preferred stock market clearing process has had a negative impact on the entire closed-end fund industry, particularly affecting funds that employ leverage using preferred shares. The DTF Fund has employed leverage through the use of Remarketed Preferred (“RP”) shares; thus our preferred shareholders have also been impacted by the lack of RP market liquidity. However, we believe that the auction and remarketing challenges that have plagued the closed-end fund industry since February are related to general concerns about credit quality and liquidity within the global credit markets and not to any problems with the creditworthiness of the Fund or its RP. Though it is likely that auction and remarketing failures will continue for some period, the Fund cannot determine at what point a resolution to the liquidity crisis will occur. The Fund has honored and intends to continue to honor its obligations to preferred shareholders by paying them the dividends to which they are entitled under the terms of the RP. At the same time, the Fund, like other market participants, will continue to seek solutions to the current liquidity crisis, by working closely with investment industry regulators, industry associations, commercial banks, and investment banks.

Certain other aspects of the recent financial market turbulence have adversely affected the demand for tax-exempt bonds. During the past six months, leveraged hedge funds and proprietary broker-dealer accounts have significantly reduced their purchases of municipal bonds as the credit crisis unfolded. In fact, many non- traditional investors have been net sellers of municipal bonds in order to meet margin requirements resulting from significant asset price declines in their less liquid holdings, or to meet cash needs from investor redemptions. This forced selling and subsequent decline in demand for municipal bonds from these large investors has hurt the relative performance of tax-exempt bonds when compared to U.S. Treasury bonds. Additionally, as the market has experienced lower demand for its securities, credit spreads on lower-rated municipal bonds have widened.

In addition, investors have witnessed the massive write-downs related to sub-prime mortgages and have become increasingly risk averse. The municipal bond market has not been immune to this risk aversion. After several years of seeing risk premiums decline to historically narrow levels, tax-exempt bond investors are now demanding much higher risk spreads for lower-rated municipal bonds. This has resulted in greater relative performance for higher quality municipal bonds. For example, over the past six months, AAA and AA-rated tax-exempt bonds have outperformed BBB-rated tax-exempt bonds by over 4-percentage points as measured by the Lehman Brothers Municipal Bond Index.

As you can see, the past six months have been a very challenging period for leveraged closed-end municipal bond funds, including the Fund. Uncertainty in the credit markets, fueled by speculation surrounding the extent to which problems in the sub-prime lending industry would spread to other areas of the fixed income markets, has put pressure on the valuations of municipal bonds. In an effort to minimize this volatility and uncertainty in the market, we have continued to emphasize higher quality bonds in a diversified portfolio over the past year. The Fund currently has an average quality rating of AA, with approximately 79% of its issues rated AA or higher. The Fund is well diversified between many sectors of the municipal bond market, with water and sewer and electric utility issues representing the Fund’s largest exposures. Additionally, the Fund is well diversified geographically with exposure to 26 states in the United States and Puerto Rico. We continue to be fully invested along the entire yield curve in order to insulate the portfolio from potential changes in interest rates and the shape of the yield curve that may occur from future Federal Reserve actions. The recent widening of risk premiums, combined with the May 2007 change to the DTF Fund’s fundamental investment policies that eliminated the required concentration of investments in the utilities sector of the municipal market, has provided the Fund the opportunity to further diversify its holdings and improve its yield. Since the investment policy change, we have increased exposure to non-utility tax-exempt municipal bonds in the Fund’s portfolio. We continue to look for opportunities in all sectors of the investment grade municipal bond market in an effort to further diversify the Fund’s holdings and maximize earnings.

As we move forward into the second half of 2008, we anticipate continued economic challenges with a Federal Reserve that is likely to be quick to adjust monetary policy based on prevailing economic conditions and inflation concerns. Factors that could influence the municipal bond market as we move forward include: the possibility of further monetary policy changes by the Federal Reserve, the health of the U.S. economy and its labor markets, further challenges to the financial strength of financial guaranty insurers, the performance of equity markets, and potential changes to current tax laws.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to the Lehman Brothers Municipal Bond Index for one, three, five and ten year periods:

Annualized Total Return
(04/30/08)[1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	1.0%	2.4%	3.4%	5.4%
DTF Fund (Share Price)[3]	-3.6	1.6	2.6	3.7
Lehman Brothers Municipal Bond Index[4]	2.8	3.6	4.0	5.2

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Administrator of the Fund. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 04/30/2008 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ending date of 04/30/2008 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4 Source: Lehman Brothers.

As of April 30, 2008, the fund was paying a 60 cent annualized dividend with a share price of $13.84. This dividend translated into a taxable equivalent yield of 6.67% for an individual in the top federal tax bracket. This is almost 3-percentage points higher than the yield available on a 10-year taxable US Treasury bond. The Fund has maintained its monthly dividend for over 12 months despite historically low municipal interest rates during this period.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	Director, President & CEO

DTF TAX-FREE INCOME INC.

Portfolio of Investments

As of 4/30/2008 (Unaudited)

Principal Amount (000)		Description (a)	Value (Note 1)
		LONG-TERM INVESTMENTS—146.0%
		Alabama—6.1%
		DCH Health Care Auth. Rev.
$1,000		5.125%, 6/1/36	$934,450
		Jefferson Cnty. Swr. Rev. Capital Impvt.
3,000	(b)	5.125%, 2/1/29, Ser. A, Prerefunded 2/1/09 @ $101	3,095,490
2,100	(b)	5.00%, 2/1/33, Ser. A, Prerefunded 2/1/09 @ $101	2,164,890
1,900	(b)	5.00%, 2/1/33, Ser. A, Prerefunded 2/1/09 @ $101	1,958,710

			8,153,540

		California—22.6%
		California St. Gen. Oblig.,
500		5.50%, 3/1/26	531,585
1,000		5.00%, 11/1/32	1,002,250
		California Statewide Communities Dev. Auth. Rev.,
2,000		5.75%, 7/1/47, F.G.I.C.	2,073,240
		Fresno Swr. Rev., Ser. A-1,
3,030		6.00%, 9/1/09, A.M.B.A.C.	3,177,773
2,000		6.25%, 9/1/14, A.M.B.A.C.	2,213,600
		Golden State Tobacco Securitization Corp. Rev.,
1,000		5.75%, 6/1/47, Ser. A-1	894,020
		Los Angeles Wastewtr. Sys. Rev.,
2,000		5.00%, 6/1/26, Ser. A, M.B.I.A.	2,041,280
		Los Angeles Wtr. & Pwr. Rev.,
1,000		5.25%, 7/1/21, Ser. A-A-1, F.S.A.	1,045,600
1,000		5.375%, 7/1/21, Ser. A-A-2, M.B.I.A.	1,045,950
		Pomona Sngl. Fam. Mtge. Rev.,
1,020	(b)	7.375%, 8/1/10, Ser. B, Escrowed to maturity	1,075,172
		Riverside Cnty. Sngl. Fam. Rev.,
2,500	(b)	7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,350,275
		San Bernardino Cnty. Residential Mtge. Rev.,
7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	10,956,400
		Saratoga Unified Sch. Dist., Gen. Oblig.
1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C.	569,629

			29,976,774

		Connecticut—3.4%
		Connecticut St. Health & Edl. Facs. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. C, Radian	1,002,920
		Mashantucket Western Pequot Tribe Spl.
		Rev., 144A,
3,500	(c)	5.75%, 9/1/18, Ser. B	3,505,460

			4,508,380

Principal Amount (000)		Description (a)	Value (Note 1)
		District of Columbia—1.1%
		District of Columbia Wtr. & Swr. Auth. Rev.,
$1,500		5.00%, 10/1/33, F.G.I.C.	$1,489,260

		Florida—8.7%
		Brevard Cnty. Hlth. Fac. Auth. Rev.,
1,005		5.00%, 4/1/34	939,926
		Escambia Cnty. Hlth. Fac. Auth. Rev.,
1,190		5.125%, 10/1/19	1,181,325
		Florida Mun. Ln. Council Rev.,
2,210		5.375%, 8/1/20, Ser. B, M.B.I.A.	2,338,578
		Highlands Cnty. Hlth. Fac. Auth. Rev.,
2,000		5.125%, 11/15/32, Ser. G	1,928,280
		St. Petersburg Public Util. Rev.,
5,000	(b)	5.00%, 10/1/28, Ser. A, Prerefunded 10/1/09 @ $101	5,240,100

			11,628,209

		Georgia—16.7%
		Atlanta Wtr. & Wastewtr. Rev., Ser. A,
2,385		5.00%, 11/1/29, F.G.I.C.	2,302,741
2,615	(b)	5.00%, 11/1/29, Prerefunded 5/1/09 @ $101	2,714,945
715		5.00%, 11/1/38, F.G.I.C.	678,599
785	(b)	5.00%, 11/1/38, Prerefunded 5/1/09 @ $101	815,003
		De Kalb Cnty. Wtr. & Swr. Rev.,
4,000	(b)	5.00%, 10/1/24 Prerefunded 10/1/09 @ $101	4,192,080
		Fulton Cnty. Sch. Dist., Gen. Oblig.
2,000		5.375%, 1/1/16	2,253,100
		Georgia Mun. Elec. Auth. Pwr. Rev.,
145	(b)	6.40%, 1/1/13, Ser. Y, Escrowed to maturity	160,087
2,440		6.40%, 1/1/13, A.M.B.A.C.	2,699,958
30	(b)	6.40%, 1/1/13 Prerefunded 1/1/11 @ $100	32,904
		Georgia Mun. Elec. Auth. Pwr. Rev.,
5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,350,960

			22,200,377

		Hawaii—1.4%
		Hawaii Dept. Budget & Fin. Rev.,
2,000		4.80%, 1/1/25, Ser. A, F.G.I.C.	1,859,480

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Idaho—0.5%
		Idaho Hsg. Agcy.,
		Sngl. Fam. Mtge. Sr., Rev., F.H.A.
$345		6.65%, 7/1/14, Ser. B	$356,451
258		6.60%, 7/1/27, Ser. B	266,199

			622,650

		Illinois—4.9%
		Chicago Gen. Oblig.,
4,000		6.25%, 1/1/11, A.M.B.A.C.	4,208,640
		Chicago Multi-Family Hsg. Rev.,
500		4.90%, 3/20/44, F.H.A.	443,280
		Chicago Park Dist., Gen. Oblig.,
1,000		5.00%, 1/1/27, Ser. A, A.M.B.A.C.	1,022,290
		Illinois Fin. Auth. Education Rev.,
1,000		5.375%, 9/1/32, Ser. C., A.C.A.	811,260

			6,485,470

		Indiana—5.9%
		Indiana Mun. Pwr. Agcy., Pwr.
		Supply Sys. Rev.,
5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	5,527,100
		Indianapolis Local Pub. Impvt.
		Bond Bank Waterworks Proj. Rev.,
2,100	(b)	5.25%, 7/1/33, Ser. A,
		Prerefunded 7/1/12 @ $100	2,288,958

			7,816,058

		Kentucky—3.0%
		Louisville & Jefferson Cnty. Met.
		Swr. Dist., Swr. & Drain Sys. Rev.,
2,000		5.00%, 5/15/30, Ser. A, F.G.I.C.	2,000,720
		Louisville & Jefferson Cnty. Metro. Govt.
		Health Sys. Rev.,
1,000		5.00%, 10/1/30	955,820
1,000		5.25%, 10/1/36	974,030

			3,930,570

		Massachusetts—6.1%
		Boston Wtr. & Swr. Comm. Rev.,
2,000		5.00%, 11/1/28, Ser. D, F.G.I.C.	2,012,640
		Massachusetts St. Dev. Finance Agency,
		Solid Waste Disp. Rev.
1,500		5.00%, 2/1/36	1,335,300
		Massachusetts St. Tpk. Auth.,
		Metro. Highway Sys. Rev.,
2,355		5.125%, 1/1/23, Ser. B, M.B.I.A.	2,373,911
2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,427,625

			8,149,476

Principal Amount (000)		Description (a)	Value (Note 1)
		Michigan—3.8%
		Detroit Wtr. Supply Sys. Rev., Ser. A,
$2,000	(b)	5.50%, 7/1/24,
		Prerefunded 7/1/11 @ $100	$2,168,300
2,000		5.00%, 7/1/30, F.G.I.C.	1,983,980
		Michigan Tobacco Settlement Finance Auth. Rev.,
1,000		6.00%, 6/1/48, Ser. A	909,280

			5,061,560

		Nebraska—4.2%
		Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
2,500	(b)	6.15%, 2/1/12
		Escrowed to maturity	2,676,325
2,500	(b)	6.20%, 2/1/17
		Escrowed to maturity	2,849,600

			5,525,925

		Nevada—3.4%
		Las Vegas Valley Wtr. Dist., Gen. Oblig.,
1,400		5.00%, 6/1/25, Ser. B, M.B.I.A.	1,432,732
3,000		5.00%, 6/1/32, Ser. A, F.G.I.C.	3,040,320

			4,473,052

		New Jersey—4.0%
		New Jersey Econ. Dev. Auth. Rev.,
1,025		4.95%, 3/1/47	881,398
		New Jersey St. Gen. Oblig.,
2,000		5.25%, 7/1/17, Ser. H	2,230,040
		New Jersey Trans. Trust Fund Auth. Rev.,
2,000		5.25%, 12/15/22, Ser. A	2,190,880

			5,302,318

		New York—8.9%
		Albany Industrial Dev. Agy. Rev.,
1,000		5.00%, 4/1/32, Ser. A	876,100
		Long Island Pwr. Auth. Elec. Sys. Rev.,
4,000	(b)	5.25%, 12/1/26, Ser. A, Prerefunded 6/1/08 @ $101	4,051,000
800		5.00%, 12/1/35, Ser. B	807,384
		Metro. Trans. Auth. Rev.,
1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,011,230
		New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,040,800

			11,786,514

		Ohio—6.2%
		Buckeye Tobacco Settlement Financing Auth.,
3,000		6.00%, 6/1/42, Ser. A-2	2,738,100
1,000		6.50%, 6/1/47, Ser. A-2	972,340
		Deerfield Twp. Tax Increment Rev.,
750		5.00%, 12/1/25	708,037

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Hamilton Elec. Sys. Rev.
$1,000		4.60%, 10/15/20, Ser. A, F.S.A.	$1,036,630
		Ohio St. Wtr. Dev. Auth. Rev.,
2,445		5.50%, 6/1/20, Ser. B, F.S.A.	2,782,606

			8,237,713

		Pennsylvania—3.1%
		Delaware Cnty. Auth. Rev.,
2,000		5.00%, 6/1/21, Ser. A, Radian	2,017,720
		East Stroudsburg Area Sch. Dist., Gen. Oblig.
1,000		7.75%, 9/1/27, Ser. A, F.G.I.C.	1,208,050
		Pennsylvania Economic Dev. Fin. Auth. Res. Recov. Rev.,
1,000		4.625%, 12/1/18, Ser. F, A.M.B.A.C.	956,270

			4,182,040

		Puerto Rico—0.7%
		Puerto Rico Elec. Pwr. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. PP, F.G.I.C.	980,730

		South Carolina—1.2%
		Spartanburg Waterworks Rev.,
1,500	(b)	5.25%, 6/1/28, Prerefunded 6/1/14 @ $100	1,668,180

		Tennessee—1.1%
		Tennessee Energy Acquisition Corp. Rev.,
1,500		5.25%, 9/1/20, Ser. A	1,482,075

		Texas—18.3%
		Alliance Airport Auth. Inc. Rev.,
1,000		4.85%, 4/1/21	898,420
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
2,500		5.00%, 5/1/25, M.B.I.A.	2,519,400
		Coastal Wtr. Auth. Contract Rev.,
4,000		5.00%, 12/15/25, F.S.A.	4,033,280
		Dallas Gen. Oblig.
2,000		4.50%, 2/15/23	2,011,660
		El Paso Wtr. & Swr. Rev.,
1,555		5.50%, 3/1/12, Ser. A, F.S.A.	1,694,390
		Harris Cnty. Gen. Oblig.,
1,650		7.00%, 8/15/10, Ser. A	1,812,542
		Houston Wtr. & Swr. Sys. Rev.,
1,500	(b)	5.25%, 12/1/23, Ser. B, Prerefunded 12/1/10 @ $100	1,586,910
3,500	(b)	5.00%, 12/1/28, Ser. A, Prerefunded 12/1/09 @ $100	3,627,015
		Lower Colorado River Auth. Rev.,
2,000		5.00%, 5/15/31, F.S.A.	2,016,780
		San Antonio Elec. & Gas Rev.,
2,595		5.00%, 2/1/18, Ser. A	2,648,223
1,405	(b)	5.00%, 2/1/18, Ser. A Prerefunded 2/1/09 @ 101	1,448,948

			24,297,568

Principal Amount (000)	Description (a)	Value (Note 1)
	Virginia—4.1%
	Henrico Cnty. Wtr. & Swr. Rev.,
$3,985	5.00%, 5/1/28	$4,038,160
	Virginia St. Hsg. Dev. Auth. Rev.,
1,500	4.55%, 1/1/24	1,382,655

		5,420,815

	Washington—2.3%
	Energy Northwest Wind Proj. Rev.,
500	4.75%, 7/1/21, M.B.I.A.	503,825
	King Cnty. Swr. Rev.,
2,500	5.00%, 1/1/31, F.G.I.C.	2,522,325

		3,026,150

	West Virginia—1.0%
	Monongalia Cnty. Building Commission Hospital Rev.
1,500	5.00%, 7/1/30, Ser. A	1,363,395

	Wyoming—3.3%
	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
4,000	5.75%, 10/1/20	4,400,120

	Total long-term investments (cost $182,396,349)	194,028,399

Shares
	SHORT-TERM INVESTMENT—0.3%
	Goldman Sachs Tax Exempt Money Market Fund
431,819	(cost $431,819)	$431,819

	Total Investments—146.3%
	(cost $182,828,168)	194,460,218
	Other assets in excess of liabilities 2.6%	3,441,840
	Liquidation value of remarketed preferred stock (48.9%)	(65,000,000)

	Net Assets Applicable to Common Stock—100.0%	$132,902,058

	Net asset value per share of common stock ($132,902,058/8,507,456)	$15.62

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

A.C.A.—ACA Financial Guaranty Corporation.

A.M.B.A.C.—Ambac Assurance Corporation.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—MBIA Insurance Corporation.

Radian—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.

See Notes to Financial Statements.

Footnotes to Portfolio of Investments (continued)

(c)	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A to qualified institutional buyers. At April 30, 2008, these securities amounted to a value of $3,505,460 or 2.6% of net assets applicable to common stock.

Summary of State Diversification as a Percentage of Net Assets applicable to Common Shareholders As of April 30, 2008

State	%
California	22.6
Texas	18.3
Georgia	16.7
New York	8.9
Florida	8.7
Ohio	6.2
Alabama	6.1
Massachusetts	6.1
Indiana	5.9
Illinois	4.9
Nebraska	4.2
Virginia	4.1
New Jersey	4.0
Michigan	3.8
Connecticut	3.4
Nevada	3.4
Wyoming	3.3
Pennsylvania	3.1
Kentucky	3.0
Washington	2.3
Hawaii	1.4
South Carolina	1.2
District of Columbia	1.1
Tennessee	1.1
West Virginia	1.0
Puerto Rico	0.7
Idaho	0.5
Short Term Investment	0.3

146.3
Other assets in excess of liabilities	2.6
Liquidation value of remarketed preferred stock	(48.9)

100.0

Summary of Ratings as a Percentage of Long-Term

Investments (unaudited)

As of April 30, 2008

Rating *	%
AAA	34.5
AA	36.1
A	10.6
BBB	13.9
BB	3.0
NR	1.9

100.0

*	Based on the lowest rating of Standard & Poor’s Ratings Services, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

April 30, 2008

(Unaudited)

Assets

Investments, at value (cost $182,828,168)	$194,460,218

Cash	671,077

Interest receivable	3,112,014

Other assets (Note 7)	34,900

Total assets	198,278,209

Liabilities

Investment advisory fee payable (Note 2)	81,205

Payable for securities purchased	46,246

Dividends payable to preferred shareholders	38,413

Deferred compensation payable (Note 7)	33,387

Administrative fee payable (Note 2)	16,370

Accrued expenses	160,530

Total liabilities	376,151

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 6)	$65,000,000

Net Assets Applicable to Common Stock	$132,902,058

Capital

Common stock, $.01 par value; 599,998,700 shares authorized, 8,507,456 issued and outstanding (Note 5)	$85,075

Additional paid-in capital	120,440,442

Undistributed net investment income	1,034,572

Accumulated net realized loss on investment transactions	(290,081)

Net unrealized appreciation on investments	11,632,050

Net Assets Applicable to Common Stock	$132,902,058

Net assets applicable to common stock ($132,902,058 / 8,507,456 shares of common stock issued and outstanding)	$15.62

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Six Months Ended April 30, 2008

(Unaudited)

Investment Income

Interest income	$5,010,034

Expenses

Investment advisory fees (Note 2)	495,793

Administrative fees (Note 2)	100,254

Directors’ fees and expenses	94,635

Remarketing fees	92,197

Professional fees	60,411

Custodian fees and expenses	26,663

Reports to shareholders	22,534

Transfer agent fees and expenses	12,864

Registration fees	11,810

Other	7,359

Total expenses	924,520

Net investment income	4,085,514

Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investment transactions	(187,912)

Net change in unrealized appreciation on investments	(2,384,633)

Net realized and unrealized loss on investments	(2,572,545)

Dividends and Distributions on Remarketed Preferred Stock From:

Net investment income	(1,156,557)

Net Increase in Net Assets Resulting from Operations	$356,412

DTF TAX-FREE INCOME INC.

Statements of Changes In Net Assets

	Six Months Ended April 30, 2008 (Unaudited)	For the Year Ended October 31, 2007

Operations

Net investment income	$4,085,514	$8,106,440

Net realized loss on investment transactions	(187,912)	(42,120)

Net change in unrealized appreciation on investments	(2,384,633)	(4,220,833)

Dividends and distributions on remarketed preferred stock from net investment income	(1,156,557)	(2,426,387)

Net increase in net assets resulting from operations	356,412	1,417,100

Dividends and distributions on common stock from net investment income	(2,552,237)	(5,614,921)

Total dividends and distributions on common stock	(2,552,237)	(5,614,921)

Total decrease in net assets	(2,195,825)	(4,197,821)

Net Assets Applicable to Common Stock

Beginning of period	135,097,883	139,295,704

End of period(a)	$132,902,058	$135,097,883

(a) includes undistributed net investment income of	$1,034,572	$657,852

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

	Six Months Ended April 30, 2008 (Unaudited)		For the Year Ended October 31,
PER SHARE OPERATING PERFORMANCE			2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.88		$16.37	$16.32	$17.14	$17.02	$16.97

Net investment income(1)	0.48		0.95	0.95	0.94	1.00	1.04
Net realized and unrealized gain/(loss) on investment transactions	(0.30)		(0.49)	0.14	(0.63)	0.16	0.05
Dividends and distributions on remarketed preferred stock from:
Net investment income	(0.14)		(0.29)	(0.26)	(0.16)	(0.08)	(0.08)
Net realized gains	—		—	—	(0.01)	—	—

Net increase from investment operations	0.04		0.17	0.83	0.14	1.08	1.01

Dividends and distributions on common stock from:
Net investment income	(0.30)		(0.66)	(0.78)	(0.85)	(0.96)	(0.96)
Net realized gains	—		—	—	(0.11)	—	—

Total dividends and distributions on common stock	(0.30)		(0.66)	(0.78)	(0.96)	(0.96)	(0.96)

Net asset value, end of period	$15.62		$15.88	$16.37	$16.32	$17.14	$17.02

Per share market value, end of period	$13.84		$13.97	$15.01	$14.74	$16.15	$15.52

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	1.22%		(2.69)%	7.30%	(3.25)%	10.60%	10.22%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.38	%(4)	1.42%	1.43%	1.40%	1.42%	1.39%
Net investment income	6.11	%(4)	5.95%	5.88%	5.58%	5.86%	6.04%
SUPPLEMENTAL DATA
Portfolio turnover rate	2%		13%	7%	11%	11%	6%
Net assets applicable to common stock, end of period (000)	$132,902		$135,098	$139,296	$138,837	$145,796	$144,819
Asset coverage per share of preferred stock, end of the period	$152,232		$153,921	$157,151	$156,798	$162,150	$161,399
Preferred stock outstanding (000)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividend and distributions on remarketed preferred stock.
(4)	Annualized.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

(Unaudited)

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. Effective on May 31, 2007, the Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax-exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax or excise tax is required.

Effective April 30, 2008, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt FAS 157 during the fiscal year ending October 31, 2009. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix” or “PXP”), and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities	Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2008 aggregated $4,508,270 and $4,598,820, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$182,178,138	$14,682,168	$2,400,088	$12,282,080

Note 4. Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 was as follows:

	10/31/2007	10/31/2006
Distributions paid from:
Tax-exempt income	$8,041,308	$8,805,890
Ordinary income	—	—
Capital gains	—	—

Total distributions	$8,041,308	$8,805,890

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income—net	$199,035
Undistributed long-term capital gains—net	—

Total undistributed earnings	199,035
Capital loss carryforward	(102,169	)*
Unrealized gains/(losses)—net	14,475,500	**

Total accumulated earnings	$14,572,366

*	On October 31, 2007 the Fund had a net capital loss carryforward of $102,169, of which $23,070 expires in 2013, $36,979 expires in 2014 and $42,120 expires in 2015.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the tax treatments of deferred expenses.

Note 5. Capital	There are 600 million shares of $0.01 par value stock authorized.

For the six months ended April 30, 2008, the Fund did not issue any shares of common stock in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 2.591% to 4.75% during the six months ended April 30, 2008.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Since February 2008, the short-term auction and remarketed preferred stock market has been ineffective at matching buyers with sellers. This has impacted the Fund’s Remarketed Preferred (“RP”) shares. The RP shares dividend rate was reset to the maximum applicable rate which ranged from 2.37% to 3.38%, between February 14, 2008 and the date of this report. A failed remarketing is not an event of default for the Fund, but it is a liquidity event for the holders of its RP shares. Recent auction and RP market liquidity problems have triggered numerous failed auctions and remarketings for many closed-end funds. A failed remarketing occurs when there are more sellers of RP shares than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP shares may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP shares may not have the amount of liquidity they desire or the ability to sell the RP shares at par.

Note 7. Deferred Compensation Program	Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Participating directors do not have an ownership interest in those shares. Contributions to the deferral account and increases in value of the measuring shares caused the account balance to increase accordingly, while withdrawals from the deferral account and decreases in value of the measuring shares caused the account balance to decrease accordingly. When a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments, which administers similar programs for other investment companies advised by affiliates of Phoenix. The Fidelity Investments program gave participating directors the ability to allocate amounts in their deferral accounts among various investment options, one of which was common stock of the Fund. The acceptance of new contributions under the Fund’s deferred compensation pro-

gram was discontinued, effective on December 31, 2006. However, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2006 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at April 30, 2008 includes “Deferred compensation payable” in the amount of $33,387, and the $33,387 in deferred compensation investments that support that obligation are included in “Other assets.”

Note 8. Subsequent Events

Subsequent to April 30, 2008, dividends declared and paid on preferred stock totalled $227,344 through June 13, 2008. On May 1, 2008, the Board of Directors of the Fund declared a dividend of $0.05 per share of common stock payable on May 30, 2008, to common shareholders of record on May 15, 2008. On May 8, 2008, the Board of Directors approved a dividend of $0.05 per share of common stock to be declared on June 2, 2008 payable on June 30, 2008 to common shareholders of record on June 16, 2008.

Note 9. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to a fund to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. During the month of November 2007, assisted by the advice of independent legal counsel, the Board conducted its annual review of the terms of the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the Directors considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made on behalf of the Independent Directors by legal counsel to the Independent Directors. Based on that review, at a meeting held on November 8, 2007, the Board, including the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year term ending November 30, 2008. In making its determination that such continuation was in the best interests of the Fund and its shareholders, the Board took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Board, and the conclusions reached with respect to each, were the following:

Nature, extent, and quality of services. The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Board with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Board considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Board noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock. The Board also took into account its evaluation, conducted earlier in the year, of the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Board with performance information for the Fund for various periods, measured against two benchmarks: the Lehman Brothers Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Board noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Board considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Board’s analysis, the Adviser furnished the Board with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged municipal debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged municipal debt funds.

Included in the Adviser’s Form ADV furnished to the Board was comparative information from the Adviser with respect to the fees it charges to investment its advisory clients other than the Fund. However, the Board concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Board with copies of its financial statements. In reviewing those financial statements, the Board examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Board considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Board concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Board considered whether the Fund has appropriately benefited from any economies of scale. The Board concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints.

However, the Board encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Indirect benefits. The Board considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Board also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free (800) 243-4361 ext. 5992 and on the Securities Exchange Commission’s (SEC) website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling toll free (800) 243-4361 ext. 5992.

Directors

Francis E. Jeffries, CFA, Chairman

Nancy Lampton, Vice Chairman

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain

Christian H. Poindexter

Carl F. Pollard

David J. Vitale

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Princeton Administrators, LLC

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206 DTFS

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2008

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 8, 2008) or this Item.

ITEM 11. CONTROLS	AND PROCEDURES.

                    (a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

                    (b)        There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder Treasurer (Principal Financial and Accounting Officer)

Date	June 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer

Date	June 25, 2008

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder Treasurer (Principal Financial and Accounting Officer)

Date	June 25, 2008